UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 2, 2004 (July 31, 2004)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

On July 31, 2004, Albemarle Corporation (the “Company”) completed its acquisition of the catalyst refinery business of Akzo Nobel N.V. (“Akzo Nobel”) for EURO 615.7 million (approximately $763 million) in cash in accordance with the International Share and Business Sale Agreement, dated as of July 16, 2004 (the “Purchase Agreement”), by and between the Company, Albemarle Catalysts International, L.L.C., a wholly-owned subsidiary of the Company (“Albemarle Catalysts”), and Akzo Nobel. The nature and amount of consideration related to the acquisition were determined by arms-length negotiations between representatives of the Company and Akzo Nobel.

In connection with the acquisition, the Company entered into (i) a Credit Agreement, dated as of July 29, 2004 (the “Multi-Year Credit Agreement”), among the Company, Albemarle Catalysts, certain subsidiaries of the Company, as guarantors, the banks named therein, Bank of America, N.A., as Administrative Agent, UBS Securities LLC, as Syndication Agent, and The Bank of New York, Fortis (USA) Finance LLC and SunTrust Bank, as Co-Documentation Agents, consisting of a $300 million revolving credit facility and a $450 million term loan facility and (ii) a 364-Day Loan Agreement, dated as of July 29, 2004 (the “364-Day Credit Agreement”), among the Company, Albemarle Catalysts, certain subsidiaries of the Company, as guarantors, the banks named therein, Banc of America Bridge LLC, as Administrative Agent, and UBS Securities LLC, as Syndication Agent, consisting of a $450 million term loan facility. The Company used the initial borrowings under the Multi-Year Credit Agreement and the 364-Day Credit Agreement to consummate the acquisition, refinance its existing credit agreement and pay all fees and expenses in connection therewith.

The Company intends to operate the new business as a third segment, joining it with the Company’s existing Polymer Chemical and Fine Chemical segments, moving its current catalysts products into the new division and incorporating other polymer additives and its flame retardants into a newly-named Polymer Additives segment.

The Purchase Agreement and the press release issued by the Company on August 2, 2004 announcing the completion of the acquisition are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by this item shall be filed not later than 60 days after the date this report is required to be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item shall be filed not later than 60 days after the date this report is required to be filed.

(c)	Exhibits.

2.1	International Share and Business Sale Agreement, dated as of July 16, 2004, by and between Albemarle Corporation, Albemarle Catalysts International, L.L.C. and Akzo Nobel N.V. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-12658) filed on July 16, 2004).

99.1	Press release, dated August 2, 2004, issued by Albemarle Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2004

ALBEMARLE CORPORATION

By:	/s/ Paul F. Rocheleau
Paul F. Rocheleau
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	International Share and Business Sale Agreement, dated as of July 16, 2004, by and between Albemarle Corporation, Albemarle Catalysts International, L.L.C. and Akzo Nobel N.V. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 1-12658) filed on July 16, 2004).

99.1	Press release, dated August 2, 2004, issued by Albemarle Corporation.

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